UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

(a) and (b)  World Wrestling Entertainment, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 18, 2019 (the “Annual Meeting”).  Of the 386,773,792 votes in respect of shares outstanding and entitled to vote at the Annual Meeting, 384,434,329 votes were represented at the meeting, or approximately a 99.40% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

•

Elected the following thirteen individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2020 and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes

Vincent K. McMahon	378,303,914	589,314	5,541,101
George A. Barrios	375,790,430	3,102,798	5,541,101
Michelle D. Wilson	377,397,314	1,495,914	5,541,101
Stephanie McMahon	377,558,613	1,334,615	5,541,101
Paul Levesque	377,399,338	1,493,890	5,541,101
Stuart U. Goldfarb	377,782,130	1,111,098	5,541,101
Patricia A. Gottesman	377,535,305	1,357,923	5,541,101
Laureen Ong	377,785,322	1,107,906	5,541,101
Robyn W. Peterson	377,786,400	1,106,828	5,541,101
Frank A. Riddick, III	378,672,671	220,557	5,541,101
Man Jit Singh	378,772,340	120,888	5,541,101
Jeffrey R. Speed	378,675,785	217,443	5,541,101
Alan M. Wexler	378,772,777	120,451	5,541,101

Proposal 2 – Ratification of Appointment of Independent Auditors

•

Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019.  There were 384,076,526 votes for the ratification of the appointment, 316,089 votes against the ratification of the appointment, and 41,714 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation

•

In an advisory vote, approved the compensation paid to the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For	Against	Abstentions	Broker Non Votes

377,892,357	954,734	46,137	5,541,101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	April 18, 2019	By:	/s/ JAMES W. LANGHAM
James W. Langham
SVP, Deputy General Counsel and Assistant Secretary